                                                                    EXHIBIT 99.2

                                                                (JP MORGAN LOGO)


JPMorgan Chase Bank, National Association
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                July 29, 2005
To: CSK AUTO, INC.
645 E. Missouri Ave., Suite 400
Phoenix, Arizona 85012
Attention: Chief Financial Officer
Telephone No.:    602-631-7224
Facsimile No.:    602-234-1062



Re: Call Option Transaction

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH ("JPMORGAN"), CSK AUTO, INC., an Arizona corporation (the "COUNTERPARTY"), and CSK AUTO CORPORATION, a Delaware corporation and a parent company of the Counterparty (the "PARENT") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.

         The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated July 25, 2005 (the "OFFERING MEMORANDUM") relating to the USD 110 million principal amount of 3 3/8% Senior Exchangeable Notes due August 15, 2025, (the "EXCHANGEABLE NOTES" and each USD 1,000 principal amount of Exchangeable Notes, an "EXCHANGEABLE NOTE") issued by the Counterparty pursuant to an Indenture dated July 29, 2005 between Counterparty and The Bank of New York, as trustee (the "INDENTURE"), and guaranteed by the guarantors named therein. In the event of any inconsistency between the terms defined in the Offering Memorandum and this Confirmation, the Confirmation shall govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan, the Counterparty and the Parent as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the "AGREEMENT") as if JPMorgan and the Counterparty had executed an agreement in such form (but without any Schedule except for (i) the election of the laws of the State of New York as the governing law, (ii) with respect to the Counterparty, the inclusion of Exchangeable Notes as the only "Specified Transaction" and (iii) the election of United States dollars as the Termination Currency) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

       Trade Date:                                July 29, 2005

       Option Style:                              "Modified American", as set forth under "Exercise and Valuation" below

       Option Type:                               Call

       Buyer:                                     Counterparty

       Seller:                                    JPMorgan

       Shares:                                    The common stock of the Parent, par value USD 0.01 per Share
                                                  (Exchange symbol "CAO")

       Number of Options:                         110,000. For the avoidance of doubt, the Number of Options shall be reduced by any Options exercised by Counterparty.
                                                  In no event will the Number of Options be less than zero.

       Option                                     Entitlement: As of any date, a number equal to the Exchange
                                                  Rate as of such date (as defined in the Indenture, but
                                                  without regard to any adjustments to the Exchange Rate
                                                  pursuant to Section 14.01(e) or to Section 14.05(g) of the
                                                  Indenture), for each Exchangeable Note.

       Strike Price:                              USD 23.09

       Premium:                                   USD 24,040,000

       Premium Payment Date:                      July 29, 2005

       Exchange:                                  The New York Stock Exchange

       Related Exchange(s):                       The principal exchange(s) for options contracts or futures contracts, if any, with respect to the Shares

Exercise and Valuation:

       Exercise Period:                           Notwithstanding the Equity Definitions, the Exercise Period
                                                  with respect to Exchangeable Notes surrendered to the
                                                  Counterparty for exchange shall be, in respect of the
                                                  Exercise Options (as defined below), each period commencing from the date a notice of exchange is submitted to the
                                                  Counterparty by a holder of Exchangeable Notes to and
                                                  including the Exchange Business Day


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

                                                  immediately following the receipt of such notice; provided that if by July 10, 2010 the Counterparty has specified
                                                  August 15, 2010 as a redemption date for the Exchangeable
                                                  Notes pursuant to the terms of the Indenture, the final day of the Exercise Period with respect to any Exchangeable
                                                  Notes surrendered for exchange following Counterparty's
                                                  notice of such redemption shall be on or prior to the third
                                                  Exchange Business Day immediately preceding the redemption date; provided further that if Counterparty has not
                                                  specified August 15, 2010 as a redemption date for the
                                                  Exchangeable Notes pursuant to the terms of the Indenture, notices of exchange received by Counterparty from holders of
                                                  Exchangeable Notes following the date that is twenty-two
                                                  (22) Exchange Business Days prior to August 15, 2010 shall not result in the commencement of an Exercise Period and no
                                                  Exercise Options will be exercised or deemed exercised in
                                                  respect of such notices of exchange of Exchangeable Notes.

       Exercise Options:                          In respect of any Exercise Period, a number of Options, as specified in Counterparty's Notice of Exercise, no greater than the lesser of (i) the Number of Options and (ii) the
                                                  number of Exchangeable Notes surrendered to Counterparty for exchange.

       Expiration Time:                           The Valuation Time

       Expiration Date:                           Subject to the second proviso in the definition of Exercise
                                                  Period above, in respect of any Exercise Options, the
                                                  earlier of August 15, 2010 and the final day of the Exercise
                                                  Period in respect of such Exercise Options.

       Multiple Exercise:                         Applicable, as described under Exercise Options above.

       Automatic Exercise:                        Applicable; and means that, in respect of an Exercise
                                                  Period, a number of Options not previously exercised
                                                  hereunder equal to the Exercise Options shall be deemed to be exercised on the Expiration Date for the Exercise Period relating to such Exercise Options; provided that such
                                                  Options shall be deemed to be exercised only to the extent, that Counterparty has provided a Notice of Exercise to
                                                  JPMorgan.

       Notice of Exercise:                        Notwithstanding anything to the contrary in the Equity
                                                  Definitions, in order to exercise any Options, Counterparty must notify JPMorgan (in writing or orally) at least one
                                                  Exchange Business Day prior to the first day of the Cash
                                                  Settlement Averaging Period for the Options being exercised of (i) the number of such Options and (ii) the first day of the Cash Settlement Averaging Period and (iii) the
                                                  Settlement Date; provided


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

                                                  that if the Counterparty has specified August 15, 2010 as a redemption date for the Exchangeable Notes pursuant to the terms of the Indenture, such notice may be given on or prior to the Expiration Date for such Exercise Options and need
                                                  only specify the number of such Exercise Options.

       Valuation Time:                            At the close of trading of the regular trading session on the Exchange

Settlement Terms:

       Settlement Method:                         Net Share Settlement

       Net Share Settlement:                      JPMorgan will deliver to the Counterparty, on the Settlement
                                                  Date, a number of Shares equal to the Net Shares in respect of the Option exercise. In no event will the Net Shares be less than zero.

       Net Shares:                                In respect of any Option exercised or deemed exercised, for each Option, a number of Shares equal to (i) the Option
                                                  Entitlement multiplied by (ii) the sum of the quotients, for each Valid Day during the Cash Settlement Averaging Period for such Option, of (A) the Relevant Price, less the Strike
                                                  Price, divided by (B) the Reference Price on such Valid Day, divided by (iii) 20. JPMorgan will deliver cash in lieu of any fractional Shares valued at the Relevant Price;
                                                  provided, however, that if the calculation contained in
                                                  clause (A) above results in a negative number, such number shall be replaced with the number "zero".

                                                  So long as, pursuant to Section 14.03(c) of the Indenture, the Counterparty's obligation to deliver Shares upon
                                                  exchange of Exchangeable Notes is limited to 3.5 million]
                                                  Shares in the aggregate, the Net Shares that JPMorgan shall be obligated to deliver hereunder shall be calculated as set forth above, but based on an Option Entitlement of 28
                                                  Shares.

                                                  JPMorgan shall have the right to effect the deliveries of
                                                  any Shares hereunder pursuant to escrow arrangements
                                                  reasonably satisfactory to JPMorgan such that JPMorgan shall deliver Shares to an escrow agent (which may not be the
                                                  Counterparty or any agent of the Counterparty) on the
                                                  Settlement Date and the escrow agent shall return to
                                                  JPMorgan such Shares not actually delivered by Counterparty to holders of Exchangeable Notes on the related settlement date for such Exchangeable Notes.


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

       Valid Day:                                 An Exchange Business Day on which the Exchange is open for trading during its regular trading session and there is no
                                                  Market Disruption Event with respect to the Shares.

       Relevant                                   Price: In respect of any Option exercised or deemed
                                                  exercised, the average of the Reference Prices for each
                                                  Valid Day during the Cash Settlement Averaging Period for
                                                  such Options.

       Reference Price:                           The official closing price per Share on the Exchange at the
                                                  Valuation Time.

       Cash Settlement Averaging Period:          For any Exercise Options relating to the exchange of
                                                  Exchangeable Notes, (x) if the Counterparty has not
                                                  specified August 15, 2010 as a redemption date for the
                                                  Exchangeable Notes pursuant to the terms of the Indenture, the twenty (20) consecutive Valid Days commencing on and
                                                  including the second Exchange Business Day following the
                                                  receipt by the Counterparty of a notice of voluntary
                                                  exchange by a holder of Exchangeable Notes or (y) if the
                                                  Counterparty has specified August 15, 2010 as a redemption date for the Exchangeable Notes pursuant to the terms of the
                                                  Indenture, the twenty (20) consecutive Valid Days commencing on and including the twenty-third scheduled Exchange
                                                  Business Day prior to the redemption date.

       Settlement Date:                           For any Exercise Options, the Settlement Date shall be the
                                                  Exchange Business Day following the last day of the Cash
                                                  Settlement Averaging Period.

       Failure to Deliver:                        Applicable

       Other Applicable Provisions:               The provisions of Sections 6.6, 6.7, 6.8, 6.9 and 6.10 of
                                                  the Equity Definitions will be applicable, except that all references in such provisions to "Physically-Settled" shall be read as references to "Net Share Settled". "Net Share
                                                  Settled" in relation to any Option means that Net Share
                                                  Settlement is applicable to that Option.

3. Additional Terms applicable to the Transaction:

   Adjustments applicable to the Transaction:

   Potential Adjustment Events:                   Notwithstanding Section 9.1(e) of the Equity Definitions, a
                                                  "Potential Adjustment Event" means any occurrence of any
                                                  event or condition, as set forth in Section 14.05 of the
                                                  Indenture that would result in an adjustment to the Exchange
                                                  Rate of the Exchangeable Notes; provided that in


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

                                                  no event shall there be any adjustment hereunder as a result of an adjustment to the Exchange Rate pursuant to Section
                                                  14.01(e), Section 14.05(g) or Section 14.07 of the
                                                  Indenture.

    Method of Adjustment:                         Calculation Agent Adjustment, and means that,
                                                  notwithstanding Section 9.1(c) of the Equity Definitions,
                                                  upon any adjustment to the Exchange Rate of the Exchangeable
                                                  Notes pursuant to the Indenture (other than 14.01(e),
                                                  Section 14.05(g) or Section 14.07 of the Indenture), the
                                                  Calculation Agent will make a corresponding adjustment to
                                                  any one or more of the Strike Price, Number of Options,
                                                  Option Entitlement and any other variable relevant to the
                                                  exercise, settlement or payment for the Transaction.

Extraordinary Events applicable to the Transaction:

       Merger Events:                             Notwithstanding Section 9.2(a) of the Equity Definitions, a
                                                  "Merger Event" means the occurrence of any event or
                                                  condition set forth in Section 11.01 of the Indenture.

       Consequence of Merger Events:              Notwithstanding Section 9.3 of the Equity Definitions, upon the occurrence of a Merger Event, the Calculation Agent
                                                  shall make a corresponding adjustment in respect of any
                                                  adjustment under the Indenture to any one or more of the
                                                  nature of the Shares, Strike Price, Number of Options,
                                                  Option Entitlement and any other variable relevant to the
                                                  exercise, settlement or payment for the Transaction;
                                                  provided, however that such adjustment shall (a) assume
                                                  that, in the case of a "Public Acquirer Change of Control"
                                                  (as defined in the Indenture), the Counterparty does not
                                                  make the election provided in Section 14.07 of the Indenture and (b) be made without regard to any adjustment to the
                                                  Exchange Rate for the issuance of additional shares as set forth in Section 14.01(e) of the Indenture.

Additional Termination Events:                    If an event of default with respect to the Counterparty shall occur under the terms of the Exchangeable Notes as set forth in
                                                  Section 6.01 of the Indenture or the related guarantees, then such event shall constitute an Additional Termination Event applicable to this Transaction and, with respect to such event
                                                  (i) the Counterparty shall be deemed to be the sole Affected
                                                  Party and the Transaction shall be the sole affected transaction and (ii) JPMorgan shall be the party entitled to designate an
                                                  Early Termination Date pursuant to Section 6(b) of the Agreement.

4.  Calculation Agent:                            JPMorgan. Whenever the Calculation Agent is required to act or to exercise judgment in any way with respect to this Transaction, it will do so in good faith and in a commercially reasonable manner.


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

5.  Account Details:

         (a)     Account for payments to the Counterparty:

                    US Bank
                    ABA:            123000848
                    Acct:           CSK Auto, Inc.
                    Acct No.:       153910004966

                  Account for delivery of Shares to the Counterparty:

                    DTC:   (CUSIP 125965-10-3 in DWAC system)

         (b)      Account for payments to JPMorgan:

                    JPMorgan Chase Bank, N.A., New York
                    ABA:  021 000 021
                    Favour: JPMorgan Chase Bank, N.A. - London
                    A/C:  0010962009 CHASUS33

                  Account for delivery of Shares from JPMorgan:

                    DTC 060

6. Offices:

The Office of Counterparty for the Transaction is: Inapplicable, the Counterparty is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

                    JPMorgan Chase Bank, N.A.
                    London Branch
                    P.O. Box 161
                    60 Victoria Embankment
                    London EC4Y 0JP
                    England


7. Notices: For purposes of this Confirmation:

         (a) Address for notices or communications to the Counterparty and the Parent:

                    CSK Auto Inc.
                    CSK Auto Corporation
                    645 E. Missouri Ave., Suite 400
                    Phoenix, Arizona 85012
                    Attention: Treasurer
                    Telephone No.:  602-631-7224
                    Facsimile No.:  602-234-1062


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

         (b)      Address for notices or communications to JPMorgan:

                    JPMorgan Chase Bank, N.A.
                    277 Park Avenue, 11th Floor
                    New York, NY  10172
                    Attention:  Kevin J. Moran
                    EDG Corporate Marketing
                    Telephone No.:   (212) 622-6707
                    Facsimile No.:   (212) 622-8534

8.  Representations and Warranties of Counterparty

The representations and warranties of the Counterparty and the Parent set forth in Section 4 of the Purchase Agreement (the "PURCHASE AGREEMENT") dated as of July 25, 2005 between the Counterparty, the Parent, certain of the Parent's subsidiaries and J.P. Morgan Securities Inc. as representative of the Initial Purchasers are true and correct and are hereby deemed to be repeated to JPMorgan as of the date hereof as if set forth herein. Each of the Counterparty and the Parent hereby further represents and warrants to JPMorgan as of the date hereof that:

      (a) Each of the Parent and the Counterparty has all necessary corporate power and authority to execute, deliver and perform its obligations in respect of this Transaction; such execution, delivery and performance have been duly authorized by all necessary corporate action on the Counterparty's and the Parent's part; and this Confirmation has been duly and validly executed and delivered by each of the Parent and the Counterparty and constitutes its valid and binding obligation, enforceable against the Counterparty or the Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

      (b) Neither the execution and delivery of this Confirmation nor the incurrence or performance of obligations of the Counterparty or the Parent hereunder will conflict with or result in a breach of (i) the certificate of incorporation or by-laws (or any equivalent documents) of the Counterparty or the Parent, (ii) any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or (iii) any agreement or instrument to which the Counterparty, the Parent or any of its Significant Subsidiaries (within the meaning of Regulation S-X promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT")) is a party or by which the Counterparty, the Parent or any of its Significant Subsidiaries is bound or to which the Counterparty, the Parent or any of its Significant Subsidiaries is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument, except, in the cases of clauses (ii) and (iii), for such conflicts, breaches, defaults and liens that would not reasonably be expected to have a material adverse effect on the financial condition, business, properties or results of operations of the Parent and its subsidiaries taken as a whole.

      (c) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required on the part of the Counterparty in connection with the execution, delivery or performance by the Counterparty or the Parent of this


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

            Confirmation, except such as have been obtained or made and such as may be required under the Securities Act or state securities or Blue Sky laws.

      (d) It is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

            It is a corporation, partnership, proprietorship, organization, trust or other entity and:

            (A)   it has total assets in excess of USD 10,000,000;

            (B) its obligations hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or
                  1a(12)(C) of the CEA; or

            (C) it has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of its business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by it in the conduct of its business.

      (e) Each of it and its affiliates is not, on the date hereof, in possession of any material non-public information with respect to the Parent.

9. Other Provisions:

      (a) Opinions. Each of the Counterparty and the Parent shall deliver to JPMorgan an opinion of counsel, dated as of the Trade Date, with respect to the matters set forth in Sections 8(a) through (c) of this Confirmation, with modifications and qualifications as agreed by the parties.

      (b) Amendment. If the Initial Purchasers party to the Purchase Agreement exercise their right to purchase additional Exchangeable Notes as set forth therein, then, at the discretion of the Counterparty, JPMorgan, the Counterparty and the Parent will either enter into a new confirmation or amend this Confirmation to provide for such increase in Exchangeable Notes (but on pricing terms acceptable to JPMorgan and the Counterparty) (such additional confirmation or amendment to this Confirmation to provide for the payment by the Counterparty to JPMorgan of the additional premium related thereto).

      (c) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

      (d) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the Expiration Date, the Shares cease to be listed or quoted on the Exchange (a "SHARE DE-LISTING") for any reason (other than a Merger Event as a result of which the shares of common stock underlying the Options are listed or quoted on The New York Stock Exchange, The American Stock Exchange or the NASDAQ National Market (or their respective successors) (the "SUCCESSOR EXCHANGE")) and are not immediately re-listed or quoted as of the date of such de-listing on the Successor Exchange, then Cancellation and Payment (as defined in
            Section 9.6 of the Equity Definitions treating the "ANNOUNCEMENT DATE" as the date of first public announcement that the Share De-Listing will occur and the "MERGER DATE" as the date of the Share De-Listing) shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction; provided that, for the avoidance of doubt, settlement of such payment obligation shall be subject to clause (p) hereof. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder. In addition, the Calculation Agent shall make any adjustments it reasonably deems necessary to the terms of the Transaction to reflect the effect of such re-listing (including, without limitation, the liquidity and volatility of the Shares upon re-listing) in accordance with Calculation Agent Adjustment method as defined under Section 9.1(c) of the Equity Definitions.

      (e) Repurchases. Each of the Counterparty and the Parent shall, three Business Days prior to any day on which it intends to effect any repurchase of Shares, give JPMorgan a written notice of such intended repurchase (a "REPURCHASE NOTICE") if following such repurchase, the Options Equity Percentage as determined on such day is greater by 0.5% than the Options Equity Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Options Equity Percentage as of the date hereof). The "OPTIONS EQUITY PERCENTAGE" as of any day is the fraction (A) the numerator of which is the product of the Number of Options and the Option Entitlement and (B) the denominator of which is the number of Shares outstanding on such day. Each of the Counterparty and the Parent agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "INDEMNIFIED PERSON") from and against any and all losses (including losses relating to JPMorgan's hedging activities as a consequence of becoming a Section 16 "insider", including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person may become subject to, as a result of the Counterparty's or the Parent's failure to comply with the provisions of the first sentence of this paragraph, and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Counterparty and the Parent in writing, and the Counterparty or the Parent, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Counterparty or the Parent may designate in such proceeding and shall pay the fees and expenses of such counsel


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

            related to such proceeding. Neither the Counterparty nor the Parent shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Counterparty and the Parent agree to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Neither the Counterparty nor the Parent shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (c) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Counterparty or the Parent under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (c) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph (c) shall remain operative and in full force and effect regardless of the termination of this Transaction.

      (f) Regulation M. Neither the Counterparty nor the Parent was on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of any securities of the Parent, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. Neither the Counterparty nor the Parent shall until the fifth Exchange Business Day immediately following the Trade Date, engage in any such distribution.

      (g) No Manipulation. Neither the Counterparty nor the Parent is entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

      (h) Number of Purchased Shares. Each of the Counterparty and the Parent represents that it could have purchased Shares, in an amount equal to the product of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law, its organizational documents and any orders, decrees, and, to the extent permitted under the terms of 7% Senior Subordinated Notes due 2014 issued by the Counterparty, contractual agreements binding upon the Counterparty or the Parent, on the Trade Date.

      (i) Board Authorization. Each of this Transaction and the issuance of the Exchangeable Notes was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure and, prior to any exercise of Options hereunder, the Counterparty's and the Parent's board of directors will have duly authorized any repurchase of Shares pursuant to this Transaction. Each of the Counterparty and the Parent further represents that there is no internal policy, whether written or oral, of the Counterparty or the Parent that would prohibit the Counterparty or


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

            the Parent from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

      (j) Transfer or Assignment. No party may transfer any of its rights or obligations under this Transaction without the prior written consent of the non-transferring party; provided that if, as determined at JPMorgan's sole discretion, its "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% of Parent's outstanding Shares, JPMorgan may transfer or assign a number of Options sufficient to reduce such "beneficial ownership" to 7.5% to any third party with a rating for its long term, unsecured and unsubordinated indebtedness of A+ or better by Standard and Poor's Rating Group, Inc. or its successor ("S&P"), or A1 or better by Moody's Investor Service, Inc. ("MOODY'S") or, if either S&P or Moody's ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and JPMorgan. If, in the discretion of JPMorgan, JPMorgan is unable to effect such transfer or assignment after its commercially reasonable efforts on pricing terms reasonably acceptable to JPMorgan and within a time period reasonably acceptable to JPMorgan, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "TERMINATED PORTION") of this Transaction, such that its "beneficial ownership" following such partial termination will be equal to or less than 8%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the Terminated Portion, (ii) the Counterparty shall be the sole Affected Party with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from the Counterparty, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Counterparty to the extent of any such performance.

      (k) Staggered Settlement. If (i) JPMorgan, acting in good faith, reasonably determines that any acquisition by JPMorgan of the Shares for the purpose of delivery to the Counterparty hereunder would cause JPMorgan's "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) on any Settlement Date to exceed 8% of Parent's outstanding Shares,
            (ii) there is a Market Disruption Event during the Cash Settlement Averaging Period or (iii) JPMorgan, acting in good faith, reasonably determines that there is not sufficient liquidity in the borrow market for the Shares, JPMorgan may, by notice to the Counterparty on or prior to any Settlement Date (a "NOMINAL SETTLEMENT DATE"), elect to deliver the Shares on two or more dates (each, a "STAGGERED SETTLEMENT DATE") as follows:

            (a) in such notice, JPMorgan will specify to the Counterparty the related Staggered Settlement Dates (the first of which will be such Nominal Settlement Date and the last of which will be no later than the twentieth (20th) Exchange Business Day following such Nominal Settlement Date) and the number of Shares that it will deliver on each Staggered Settlement Date on a payment versus delivery basis;

            (b) the aggregate number of Shares that JPMorgan will deliver to the Counterparty hereunder on all such Staggered Settlement Dates will equal the number of


                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

                  Shares that JPMorgan would otherwise be required to deliver on such Nominal Settlement Date; and

            (c) if the Net Share Settlement terms set forth above were to apply on the Nominal Settlement Date, then the Net Share Settlement terms will apply on each Staggered Settlement Date, except that the Net Shares will be allocated among such Staggered Settlement Dates as specified by JPMorgan in the notice referred to in clause (a) above.

      (l) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

      (m) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

      (n)   Additional Provisions.

            Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

            "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Nationalization or De-Listing Event, as the case may be."

      (o) Setoff. In addition to and without limiting any rights of set-off that a party hereto may have as a matter of law, pursuant to contract or otherwise, upon the occurrence of an Early Termination Event, JPMorgan shall have the right to set off any obligation that it may have to the Counterparty under this Confirmation, including without limitation any obligation to make any payment of cash or delivery of Shares to the Counterparty, against any obligation the Counterparty, the Parent or any of its subsidiaries may have to JPMorgan under any other agreement between JPMorgan and the Counterparty, the Parent or any of its subsidiaries relating to Shares (each such contract or agreement, a "SEPARATE AGREEMENT"), including without limitation any obligation to make a payment of cash or a delivery of Shares or any other property or securities. For this purpose, JPMorgan shall be entitled to convert any obligation (or the relevant portion of such obligation) denominated in one currency into another currency at the rate of exchange at which it would be able to purchase the relevant amount of such currency, and to convert any obligation to deliver any non-cash property into an obligation to deliver cash in an amount calculated by reference to the market value of such property as of the Early Termination Date, as determined by the Calculation Agent in its reasonable sole discretion; provided that in the case of a set-off of any obligation to release or deliver assets against any right to receive fungible assets, such obligation and right shall be


                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

            set off in kind and; provided further that in determining the value of any obligation to deliver Shares, the value at any time of such obligation shall be determined by reference to the market value of the Shares at such time, as reasonably determined in good faith by the Calculation Agent. If an obligation is unascertained at the time of any such set-off, the Calculation Agent may in good faith estimate the amount or value of such obligation, in which case set-off will be effected in respect of that estimate, and the relevant party shall account to the other party at the time such obligation or right is ascertained.

      (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events If in respect of this Transaction, an amount is payable by JPMorgan to Counterparty (i) pursuant to
            Section 9.7 of the Equity Definitions or (ii) pursuant to Section 6(d)(ii) of the Agreement (a "PAYMENT OBLIGATION"), the Counterparty may request JPMorgan to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) (except that the Counterparty may not make such an election in the event of a Nationalization or Insolvency or a Merger Event, in each case, in which the consideration to be paid to holders of Shares consists solely of cash, or an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which the Counterparty is the Affected Party, other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi), (vii) or (viii) of the Agreement or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement in each case that resulted from an event or events outside Counterparty's control) and shall give irrevocable telephonic notice to JPMorgan, confirmed in writing within one Currency Business Day, no later than 12:00 p.m. New York local time on the Merger Date, the date of the occurrence of the Nationalization or Insolvency or the Early Termination Date, as applicable; provided that if the Counterparty does not validly request JPMorgan to satisfy its Payment Obligation by the Share Termination Alternative, JPMorgan shall have the right, in its sole discretion, to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty's election to the contrary. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in Section 6(e) with respect to (i) this Transaction and (ii) all other Transactions, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement.

            Share Termination Alternative:           Applicable and means that
                                                     JPMorgan shall deliver to
                                                     Counterparty the Share
                                                     Termination Delivery
                                                     Property on the date when
                                                     the Payment Obligation
                                                     would otherwise be due
                                                     pursuant to Section 9.7 of
                                                     the Equity Definitions or
                                                     Section 6(d)(ii) and 6(e)
                                                     of the Agreement, as
                                                     applicable (the "SHARE
                                                     TERMINATION DELIVERY
                                                     DATE"), in satisfaction of
                                                     the Payment Obligation in
                                                     the manner reasonably
                                                     requested by Counterparty
                                                     free of payment.

            Share Termination Delivery Property:     A number of Share
                                                     Termination Delivery
                                                     Units, as calculated by
                                                     the Calculation Agent,
                                                     equal to the Payment
                                                     Obligation divided by the
                                                     Share Termination Unit
                                                     Price. The Calculation
                                                     Agent shall adjust the
                                                     Share Termination Delivery
                                                     Property by


                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

                                                     replacing any fractional
                                                     portion of a security
                                                     therein with an amount of
                                                     cash equal to the value of
                                                     such fractional security
                                                     based on the values used to
                                                     calculate the Share
                                                     Termination Unit Price.

            Share Termination Unit Price:            The value to JPMorgan of
                                                     property contained in
                                                     one Share Termination
                                                     Delivery Unit on the
                                                     date such Share
                                                     Termination Delivery
                                                     Units are to be
                                                     delivered as Share
                                                     Termination Delivery
                                                     Property, as determined
                                                     by the Calculation Agent
                                                     in its discretion by
                                                     commercially reasonable
                                                     means and notified by
                                                     the Calculation Agent to
                                                     JPMorgan at the time of
                                                     notification of the
                                                     Payment Obligation.

            Share Termination Delivery Unit:         One Share or, if a Merger
                                                     Event has occurred and a
                                                     corresponding adjustment to
                                                     this Transaction has been
                                                     made, a unit consisting of
                                                     the number or amount of
                                                     each type of property
                                                     received by a holder of one
                                                     Share (without
                                                     consideration of any
                                                     requirement to pay cash
                                                     or other consideration in
                                                     lieu of fractional amounts
                                                     of any securities) in such
                                                     Merger Event, as determined
                                                     by the Calculation Agent.

            Failure to Deliver:                      Applicable

            Other applicable provisions:             If this Transaction is to
                                                     be Share Termination
                                                     Settled, the provisions of
                                                     Sections 6.6, 6.7, 6.8,
                                                     6.9 and 6.10 (as modified
                                                     above) of the Equity
                                                     Definitions will be
                                                     applicable, except that
                                                     all references in such
                                                     provisions to
                                                     "Physically-Settled" shall
                                                     be read as references to
                                                     "Share Termination
                                                     Settled" and all
                                                     references to "Shares"
                                                     shall be read as
                                                     references to "Share
                                                     Termination Delivery
                                                     Units". "Share Termination
                                                     Settled" in relation to
                                                     this Transaction means
                                                     that Share Termination
                                                     Settlement is applicable
                                                     to this Transaction.

      (q) Governing Law. New York law (without reference to choice of law doctrine).

      (r) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of either party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing


                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

            waiver and (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

      (s) Tax Disclosure. Counterparty acknowledges and understands that, in connection with certain disclosure and list maintenance regulations promulgated by the Internal Revenue Service (the "IRS"), JPMorgan will retain documents related to this Transaction and other information. The relevant regulations cover many transactions, including certain transactions that create book-tax differences. Upon request from the IRS, JPMorgan expects to provide such documents and information to the IRS. In addition, Counterparty shall consult with its tax advisors with respect to any disclosure obligations that Counterparty may have.

      (t) Right to Extend. JPMorgan may extend any Settlement Date or any other date of delivery by JPMorgan, with respect to some or all of the Options hereunder, if JPMorgan determines, in its reasonable discretion, that such extension is reasonably necessary to enable JPMorgan to effect purchases of Shares in connection with its hedging activity hereunder in a manner that would be in compliance with applicable legal and regulatory requirements.

      (u) Registration. Each of the Counterparty and the Parent hereby agrees that if, in the good faith reasonable judgment of JPMorgan, the Shares ("HEDGE SHARES") acquired by JPMorgan for the purpose of hedging its obligations pursuant to this Transaction cannot be sold in the public market by JPMorgan without registration under the Securities Act, the Parent shall, at its election, either (i) in order to allow JPMorgan to sell the Hedge Shares in a registered offering, make available to JPMorgan an effective registration statement under the Securities Act and enter into an agreement, in form and substance satisfactory to JPMorgan, substantially in the form of an underwriting agreement; provided, however, that if JPMorgan, in its sole reasonable discretion, is not satisfied with access to due diligence materials relating to the Counterparty and the Parent, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this Section 9(u) shall apply at the election of the Parent, (ii) in order to allow JPMorgan to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to JPMorgan (in which case, the Calculation Agent shall make any adjustments to the terms of this Transaction which are necessary, in its reasonable judgment, to compensate JPMorgan for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement), or (iii) the Counterparty and the Parent jointly and severally purchase the Hedge Shares from JPMorgan at the Closing Price on such Trading Days, and in the amounts, requested by JPMorgan.


                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.

                                                                (JP MORGAN LOGO)

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519.

                                              Very truly yours,

                                                   J.P. MORGAN SECURITIES INC.,
                                                   AS AGENT FOR JPMORGAN CHASE
                                                   BANK, NATIONAL ASSOCIATION


                                                   By: /s/ Sudheer Tegulapalle
                                                       -------------------------
                                                   Authorized Signatory
                                                   Name: Sudheer Tegulapalle
                                                         Vice President


         Accepted and confirmed
         as of the Trade Date:

         CSK AUTO, INC.

         By: /s/ Martin Fraser
            ----------------------------
         Authorized Signatory
         Name:  Martin Fraser
         Title: President and Chief Operating Officer


         CSK AUTO CORPORATION

         By: /s/ Martin Fraser
            ----------------------------
         Authorized Signatory
         Name:  Martin Fraser
         Title: President and Chief Operating Officer



                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
         ORGANIZED AS A NATIONAL BANK ASSOCIATION WITH LIMITED LIABILITY
                   UNDER THE UNITED STATES NATIONAL BANK ACT
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
          REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ.
                  HEAD OFFICE 270 PARK AVENUE, NEW YORK, USA.